------------------------- -------------------------------------- ----------------------------------- ------------------------------
                          Certificate No.      Specimen          From whom transferred               Received Certificate No.
------------------------- -------------------------------------- ----------------------------------- ------------------------------
                          For                                                                        For                    Shares
                          Shares
------------------------- -------------------------------------- ----------------------------------- ------------------------------
CLASS A                                          Issued To       Dated                                This           day of
------------------------- -------------------------------------- ----------------------------------- ------------------------------
COMMON                                                           No. Original Certficate
                                                                                                                           year
------------------------- -------------------------------------- ----------------------------------- ------------------------------
SHARE                                                            No. Original Shares
------------------------- -------------------------------------- ----------------------------------- ------------------------------
CERTIFICATE               Dated                                  No. of Shares Transferred
------------------------- -------------------------------------- ----------------------------------- ------------------------------

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No.  Specimen                     INCORPORATED UNDER THE LAW OF THE CANADA BUSINESS CORPORATIONS ACT                         Shares
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                                                                      Radiate Research Inc.

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This is to certify that   ____________________________________________________________________________
Is the registered holder of                                          Class A Common Shares  of
                                                                      Radiate Research Inc.

The class or series of shares represented by this certificate has rights, privileges, restrictions or conditions attached thereto and the corporation will furnish the holder on demand and without charge, a full copy of the text of,
(i) the  rights, privileges, restrictions and conditions attached to the said shares and, if applicable, to each class authorized to be issued and to each series insofar as the same have been fixed by the directors, and
(ii) the authority of the directors to fix the rights, privileges, restrictions, and conditions of subsequent series, if applicable.


IN WITNESS WHEREOF the corporation has caused this Certificate to be signed by its duly authorized officers

This ________________________________________________                              day of  ________________________________________
        _________________________________________________                          ___________________________________________(year)
                                    President                                       Secretary


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                                                                          NO PAR VALUE
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


For Value Received, ______________hereby assign and transfer unto
________________________________________shares represented by within the certificate.


Dated: ______________, _________
                        (year)

In the presence of


_____________________    __________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFCATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

                                   CERTFICATE

                                       FOR






                                 Class A Common
                                    Shares of

                              Radiate Research Inc.






                                    ISSUED TO



                                      DATE